EXCHANGE AGREEMENT

               THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of June __, 2013 (the “Effective Date”), is made by and between Anavex Life Sciences Corp., a Nevada corporation (“Company”), and holder of certain indebtedness of the Company as indicated on they signature (the “Holder”).

               WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holders, and the Holders desires to exchange with the Company, securities of the Company as more fully described in this Agreement.

               WHEREAS, as of the Effective Date, the Company is indebted to the Holder in the aggregate amount indicated on the signature page of the Holder hereto, as evidenced by the promissory note and/or invoices attached to Schedule A annexed hereto (the “Debt”);

               WHEREAS, the Company and the Holder wish to exchange the Debt for units consisting of shares of Common Stock and Warrants (as defined below) being offering by the Company in accordance with the terms of that certain securities purchase agreement, a copy of which is attached hereto as Exhibit A (the “Purchase Agreement”);

               NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

               1.      Terms of the Exchange. The Company and the Holder agree that the Holder will exchange the Debt in exchange for (i) shares of the Company’s Common Stock (collectively, the “Shares”) (ii) a warrant to purchase shares of Common Stock at an exercise price of seventy-five cents ($0.75) per share (the “Warrant” and together with the Shares, the “New Securities”) in the amounts as indicated on the signature page of the Holder hereto. The Warrant shall be substantially in the form attached hereto as Exhibit B.

               2.      Registration Rights. Concurrently with the execution of this Agreement, the Holder and the Company will enter into a registration rights agreement, substantially in the form attached hereto as Exhibit C.

               3.      Consent. By executing this Agreement, the Holder hereby provides its consent to allow the Company to take all necessary action to effectuate the terms of this Agreement, including, but not limited to, approving any actions necessary to cancel the Debt.

               4.      Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, Holder shall deliver its Debt to the Company and the Company shall deliver to such Holder certificates evidencing the New Securities in the name of the Holder and in the amounts as set forth in Section 1 above. Upon closing, any and all obligations of the Company to Holder under the Debt shall be fully satisfied, the Debt shall be terminated and Holder will have no remaining rights, powers, privileges, remedies or interests under the Debt.

               5.      Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               6.      Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof and as of the closing to the Company as follows:

                         a.      Authorization; Enforcement. The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder. This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                         b.      Tax Advisors. Such Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, such Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                         c.      Own Account. Each Holder agrees and acknowledges that the New Securities shall be “restricted securities” and must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration, including Rule 144, is available. Furthermore, each Holder and is acquiring the New Securities as principal for its own account and not with a view to or for distributing or reselling such New Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such New Securities in violation of the Securities Act or any applicable state securities law, has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such New Securities in violation of the Securities Act or any applicable state securities law and is acquiring the New Securities hereunder in the ordinary course of its business.

                         d.      Holder Status. Each Holder acknowledges that he/she/it is an “accredited investor’ within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

                         e.      Experience of Such Holder. Such Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the New Securities, and has so evaluated the merits and risks of such investment. Such Holder is able to bear the economic risk of an investment in the New Securities and, at the present time, is able to afford a complete loss of such investment.

                         f.      Company Materials. The Holder hereby acknowledges receipt and careful review of this Agreement, the Memorandum, including the form of Warrant and all other exhibits, annexes and appendices thereto (the “Offering Materials”), has had access to the Company’s Annual Report on Form 10-K and the exhibits thereto for the fiscal year ended December 31, 2012, the Company’s Quarterly Report on Form 10-Q and the exhibits thereto for the quarterly period ended March 31, 2013 and all subsequent periodic and current reports filed with the SEC as publicly filed with and available at the website of the SEC which can be accessed at www.sec.gov, and hereby represents that the Holder has been furnished with all information regarding the Company, the terms and conditions of the New Securities to be received by the Holder and any additional information that the Holder has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the New Securities.

               7.      Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

                         a.      Authorization; Enforcement.. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                    8.      Release by the Holder. In consideration of the foregoing, the Holder releases and discharges Company, Company’s officers, directors, principals, control persons, past and present employees, insurers, successors, and assigns (“Company Parties”) from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, from the beginning of the world to the day of the date of this Release arising under the Debt. It being understood that this Section shall be limited in all respects to all matters arising under or related to the Debt.

               9.      Miscellaneous.

                         a.      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                         b.      Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                         c.      Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                         d.      Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

                         e.      Notices. Any notice, request or other document required or permitted to be given or delivered to the Holderby the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                         f.      Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

                         g.      Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

                         h.      Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                         i.      Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

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           IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ANAVEX LIFE SCIENCES CORP.

By:
Name:
Title:

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SIGNATURE PAGE FOR HOLDERS FOLLOW]

[HOLDER SIGNATURE PAGES TO AVXL EXCHANGE AGREEMENT]

          IN WITNESS WHEREOF, the undersigned have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: ____________________________________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: _____________________________________

Address: _____________________________________________________________________

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: _________________________________________

Social Security Number or TIN: _________________________________________

Total Amount of Debt Owed: _________________________________

Number of Common Shares to be issued: ___________________________

Number of Warrants to be issued: _________________________________

SCHEDULE A

PROMISSORY NOTE AND/OR INVOICES

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT